UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2005
PERFICIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15169 (Commission File Number)	74-2853258 (IRS Employer Identification No.)
1120 South Capital of Texas Highway, Suite 220, Building 3
Austin, Texas 78746
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code:
(512) 531-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.01 Entry into a Material Definitive Agreement and Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Asset Purchase Agreement dated September 2, 2005
Press Release issued September 6, 2005

Items 1.01 and 2.01 Entry into a Material Definitive Agreement and Completion of Acquisition or Disposition of Assets.
     On September 2, 2005, Perficient, Inc. (“Perficient”), Perficient Vivare, Inc., a Delaware corporation and a wholly-owned subsidiary of Perficient (the “Acquisition Sub”), Vivare, LP (“Vivare”), a Texas limited partnership, and the other signatories thereto, entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Acquisition Sub acquired substantially all of the assets and assumed certain liabilities of Vivare (the “Acquisition”). The Acquisition closed on September 2, 2005. The total consideration paid in the Acquisition is $9.2 million excluding transaction costs, which amount includes approximately $4.9 million in cash and up to $4.3 million worth of Perficient’s common stock, based on the average closing price of Perficient’s common stock for the three trading days immediately preceding the acquisition, which amount remains subject to certain post-closing adjustments.
     The assets acquired in the Acquisition include accounts receivable, personal property, the rights and benefits under certain contracts and intangible assets relating to the business of Vivare. Prior to the acquisition, the assets of Vivare were used to provide information technology consulting services to its customers. Perficient intends to continue such uses for the assets of Vivare.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is included herein as Exhibit 2.1.
     The press release announcing the acquisition is included herein as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     No Financial Statements relating to the Acquisition are required pursuant to Rule 3-05 of Regulation S-X.
     (b) Pro Forma Financial Information
     No pro forma financial information relating to the Acquisition are required pursuant to Article 11 of Regulation S-X.
     (c) Exhibits

EXHIBIT NO.	DESCRIPTION
Exhibit 2.1	Asset Purchase Agreement, dated as of September 2, 2005, by and among Perficient, Inc., Perficient Vivare, Inc., Vivare, LP and the other signatories thereto.

Exhibit 99.1	Perficient, Inc. Press Release issued on September 6, 2005 regarding the acquisition of Vivare LP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.
Dated September 9, 2005
/s/ Michael D. Hill

Michael D. Hill
Chief Financial Officer

PERFICIENT, INC.
EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
2.1	Asset Purchase Agreement, dated as of September 2, 2005, by and among Perficient, Inc., Perficient Vivare, Inc., Vivare, LP and the other signatories thereto.

99.1	Perficient, Inc. Press Release issued on September 6, 2005 regarding the acquisition of Vivare LP.